SHARE EXCHANGE AGREEMENT

      This SHARE EXCHANGE AGREEMENT, dated as of April 16, 2004, is made by and among PIVOTAL SELF-SERVICE TECHNOLOGIES INC., a Delaware corporation (the "Acquiror"), each of the Persons listed on Exhibit A (collectively, the "Shareholders"), and PHANTOM FIBER CORPORATION, a Canadian corporation (the "Company").

                                   BACKGROUND

      The Shareholders have agreed to transfer to the Acquiror, and the Acquiror has agreed to acquire from the Shareholders (i) all of the Shares, which Shares constitute 100% of the outstanding capital stock of the Company, in exchange for 137,410,735 shares of the Acquiror's Common Stock and (ii) all of the Company Debentures, in exchange for 30,000,000 shares of the Acquiror's Common Stock and Warrants to purchase 15,000,000 shares of the Acquiror's Common Stock, all on the terms and conditions as set forth herein.

                                   SECTION I
                                   DEFINITIONS

      Unless the context otherwise requires, the terms defined in this Section 1 will have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

      1.1. "Accredited Investor" has the meaning set forth in Regulation D under the Securities Act and set forth on Exhibit B.

      1.2. "Acquired Companies" means, collectively, the Company and the Company Subsidiaries.

      1.3. "Acquiror Balance Sheet" means the Acquiror's audited consolidated balance sheet at December 31, 2003.

      1.4. "Acquiror Board" means the Board of Directors of the Acquiror.

      1.5. "Acquiror Companies" means, collectively, the Acquiror and the Acquiror Subsidiaries.

      1.6. "Acquiror's Common Stock" means the Pivotal Self-Service Technologies Inc. common stock, par value $0.001 per share.

      1.7. "Acquiror Shares" means, collectively, the 137,410,735 shares of Acquiror's Common Stock being issued to the Shareholders in exchange for the Shares and the 30,000,000 shares of Acquiror's Common Stock being issued to the Shareholders in exchange for the Company Debentures, pursuant to this Agreement.

      1.8. "Acquiror Subsidiaries" means all of the direct and indirect Subsidiaries of the Acquiror.

      1.9. "Acquisition Transaction" has the meaning set forth in Section
11.1.7.

      1.10. "Additional Shares" has the meaning set forth in Section 12.3.2.

      1.11. "Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the indicated Person.

      1.12. "Agreement" means this Share Exchange Agreement, including all Schedules and Exhibits hereto, as this Share Exchange Agreement may be from time to time amended, modified or supplemented.

      1.13. "Approved Plans" means a stock option or similar plan for the benefit of employees or others which has been approved by the stockholders of the Acquiror.

      1.14. "Business Day" means a day, other than Saturday, on which banks in New York City are open for business.

      1.15. "Claims Period" has the meaning set forth in Section 12.2.1.

      1.16. "Closing" has the meaning set forth in Section 3.

      1.17. "Closing Date" has the meaning set forth in Section 3.

      1.18. "Code" means the Internal Revenue Code of 1986, as amended.

      1.19. "Common Stock" means the Company's common stock, without par value.

      1.20. "Commission" means the United States Securities and Exchange Commission or any other federal agency then administering the Securities Act.

      1.21. "Company Balance Sheet" means, on the date of this Agreement, the Company's unaudited consolidated balance sheet at March 31, 2004 and, on the Closing Date, the Company's audited consolidated balance sheet at October 31, 2003.

      1.22. "Company Benefit Plans" means employee pension benefit plans, medical, disability, severance pay, educational, life insurance and other employee welfare benefit plans, and all other bonus, stock option, stock purchase or other equity-based compensation arrangements, and incentive, deferred compensation, supplemental retirement, severance, disability, vacation, cafeteria and other similar employee benefit plans, policies, programs or contracts (including those which contain change of control provisions or pending change of control provisions), and any employment, executive compensation or severance agreements (including those with change of control provisions or pending change of control provisions), as amended, modified or supplemented, in any case that (a) are maintained or contributed to (or to which there was an obligation to contribute) by any Acquired Company, or (b) were formerly maintained or contributed to (or to which there was an obligation to contribute), by any Acquired Company, as well as each plan with respect to which any Acquired Company has or could have any liability, whether direct or indirect or actual or contingent (including any liability arising out of an indemnification, guarantee, hold harmless or similar agreement).


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

      1.23. "Company Audited Financial Statements" has the meaning set forth in
Section 8.5.

      1.24. "Company Board" means the Board of Directors of the Company.

      1.25. "Company Debentures" means the convertible debentures of the Company in the aggregate principal amount of $1,200,000 Canadian Dollars.

      1.26. "Company Indemnified Party" has the meaning set forth in Section 12.3.1.

      1.27. "Company Nominees" means the four individuals designated by the Shareholders pursuant to Section 2.4 to be nominated for election to the Acquiror Board to take office if and when the Closing occurs.

      1.28. "Company Preliminary Financial Statements" has the meaning set forth in Section 5.8.

      1.29. "Company Subsidiary" means Phantom Fiber Inc.

      1.30. "Covered Persons" has the meaning set forth in Section 8.6.3.

      1.31. "Damages" has the meaning set forth in Section 12.2.1.

      1.32. "D&O Insurance" has the meaning set forth in Section 8.6.4.

      1.33. "Distributor" means any underwriter, dealer or other Person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

      1.34. "Environmental Laws" means any Law or other requirement relating to the environment, natural resources, or public or employee health and safety.

      1.35. "Environmental Permit" means all licenses, permits, authorizations, approvals, franchises and rights required under any applicable Environmental Law or Order.

      1.36. "Equity Security" means any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible into or exchangeable for, with or without consideration, any stock or similar security, or any security carrying any warrant, right or option to subscribe to or purchase any shares of capital stock, or any such warrant or right.

      1.37. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      1.38. "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

      1.39. "Exhibits" means the several exhibits referred to and identified in this Agreement.


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

      1.40. "GAAP" means, with respect to any Person, United States generally accepted accounting principles applied on a consistent basis with such Person's past practices.

      1.41. "Governmental Authority" means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body, in each case whether U.S. or non-U.S.

      1.42. "Indebtedness" means any obligation, contingent or otherwise. Any obligation secured by a Lien on, or payable out of the proceeds of, or production from, property of the relevant party will be deemed to be Indebtedness.

      t 6 0 1.43. "Indebtedness for Borrowed Money" means (a) all Indebtedness in respect of money borrowed; (b) all Indebtedness evidenced by a promissory note, bond or similar written obligation to pay money; or (c) all such Indebtedness guaranteed by the relevant party or for which the relevant party is otherwise contingently liable.

      1.44. "Indemnified Persons" has the meaning set forth in Section 8.6.2.

      1.45. "Intellectual Property" means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

      1.46. "Laws" means, with respect to any Person, any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international, multinational or other law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

      1.47. "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

      1.48. "Market Price," with respect to Acquiror's Common Stock, shall mean the average of the reported per share closing bid price and closing ask price of Acquiror's Common Stock regular way on the OTC Bulletin Board (or, if it is not then quoted on the OTC Bulletin Board, the over-the-counter market as furnished by any NASD member firm selected from time to time by the Acquiror for that purpose) for five (5) consecutive trading days ending with the trading day immediately prior to the date as of which the Market Price is being determined.


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

      1.49. "Material Acquiror Contract" means any and all agreements, contracts, arrangements, leases, commitments or otherwise, of the Acquiror Companies, of the type and nature that the Acquiror is required to file with the Commission.

      1.50. "Material Adverse Effect" means, when used with respect to the Acquiror Companies or the Acquired Companies, as the case may be, (a) any material adverse effect on the business, assets, financial condition or results of operations of the Acquiror Companies or the Acquired Companies, as the case may be, in each case taken as a whole or (b) any material impairment of the ability of the Acquiror or the Company, as the case may be, to perform their respective obligations under this Agreement.

      1.51. "Material Company Contract" means any and all agreements, contracts, arrangements, leases, commitments or otherwise, of the Acquired Companies, of the type and nature that would be required to be filed with the Commission if the Company were a reporting company.

      1.52. "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Authority.

      1.53. "Organizational Documents" means (a) the articles or certificate of incorporation and the by-laws or code of regulations of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles or certificate of formation and operating agreement of a limited liability company; (e) any other document performing a similar function to the documents specified in clauses (a), (b),
(c) and (d) adopted or filed in connection with the creation, formation or organization of a Person; and (f) any and all amendments to any of the foregoing.

      1.54. "Outside Date" has the meaning set forth in Section 11.1.3.

      1.55. "Permitted Liens" means (a) Liens for Taxes not yet payable or in respect of which the validity thereof is being contested in good faith by appropriate proceedings and for the payment of which the relevant party has made adequate reserves; (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation, carriers, warehousemen, mechanics, laborers and materialmen and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted and for the payment of which the relevant party has made adequate reserves; (c) statutory Liens incidental to the conduct of the business of the relevant party which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business; and (d) Liens that would not reasonably be expected to have a Material Adverse Effect.

      1.56. "Person" means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

      1.57. "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority.

      1.58. "Regulation S" means Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

      1.59. "Required Acquiror Stockholder Actions" means, collectively, the vote of the holders of Acquiror's Common Stock approving: (i) the election of the Company Nominees to the Acquiror Board, to take office if and when the Closing occurs; (ii) an increase in the authorized number of shares of Acquiror's Common Stock from 150,000,000 to 400,000,000 shares; (iii) an increase in the number of shares of Acquiror's Common Stock reserved under stock option plans from 3,000,000 to 20,000,000, (iv) a change in Acquiror's name to "Phantom Fiber Corporation," immediately following, and subject to, the Closing.

      1.60. "Returned Shares" has the meaning set forth in Section 12.2.2.

      1.61. "Rule 144" means Rule 144 under the Securities Act, as the same may be amended from time to time, or any successor statute.

      1.62. "Schedules" means the several schedules referred to and identified herein, setting forth certain disclosures, exceptions and other information, data and documents referred to at various places throughout this Agreement.

      1.63. "SEC Documents" has the meaning set forth in Section 6.26.

      1.64. "Section 4(2)" means Section 4(2) under the Securities Act, as the same may be amended from time to time, or any successor statute.

      1.65. "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will be in effect at the time.

      1.66. "Shares" means, collectively, the 24,983,770 outstanding shares of Common Stock of the Company.

      1.67. "Subsidiary" means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than 50% of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

      1.68. "Survival Period" has the meaning set forth in Section 12.1.


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      1.69. "Taxes" means all foreign, federal, state or local taxes, charges, fees, levies, imposts, duties and other assessments, as applicable, including, but not limited to, any income, alternative minimum or add-on, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangibles, ad valorem, value-added, franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, recording, personal property, federal highway use, commercial rent, environmental (including, but not limited to, taxes under Section 59A of the Code) or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalties or additions to tax with respect to any of the foregoing; and "Tax" means any of the foregoing Taxes.

      1.70. "Tax Return" means any return, declaration, report, claim for refund or credit, information return, statement or other similar document filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      1.71. "Transaction Documents" means, collectively, all agreements, instruments and other documents described herein or related hereto, including the Phantom Fiber Shareholder Agreement and the Halloran Employment Agreement.

      1.72. "Transaction Securities" has the meaning set forth in Section 4.2.1.

      1.73. "U.S." means the United States of America.

      1.74. "U.S. person" has the meaning set forth in Regulation S under the Securities Act and set forth on Exhibit C hereto.

      1.75. "Warrants" means, warrants issued to holders of Company Debentures to acquire Acquiror's Common Stock, at $0.084 per share, immediately exercisable and expiring on the second anniversary of Closing Date.


                                   SECTION II
                   EXCHANGE OF SHARES AND SHARE CONSIDERATION

      2.1. Share Exchange. At the Closing, each of the Shareholders shall transfer to, and the Acquiror shall acquire from each Shareholder, that number of Shares and Convertible Debentures set out beside such Shareholder's name on Exhibit A for the consideration and on the terms set forth in this Agreement. Subject to Section 3.2, the aggregate consideration for the Shares and the Company Debentures acquired by Acquiror pursuant to this Agreement shall be 167,410,735 Acquiror Shares to be issued to each Shareholder on a pro rata basis in accordance with the portion of all of the Shares and Convertible Debentures, taken together on an as-converted basis, that such Shareholder owns and Warrants to acquire 15,000,000 shares of Acquiror's Common Stock, to be issued to each holder of Company Debentures on pro rata basis in accordance with the portion of all Convertible Debentures that such holder owns, (all as set forth on Exhibit
A).

      2.2. Withholding. The Acquiror shall be entitled to deduct and withhold from the Acquiror Shares and Warrants otherwise payable pursuant to this Agreement to any Shareholder such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local, provincial or foreign tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Shareholder in respect of which such deduction and withholding was made.

      2.3. Section 368 Reorganization. For U.S. federal income tax purposes, the exchange by the Shareholders of the Shares and Company Debentures for the Acquiror Shares and Warrants is intended to constitute a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty as to the qualification of the exchange by the Shareholders of the Shares and Company Debentures for the Acquiror Shares and Warrants as a reorganization under Section 368 of the Code. The parties acknowledge and agree that each (i) has had the opportunity to obtain independent legal and tax advice with respect to the transaction contemplated by this Agreement, and (ii) is responsible for paying its own Taxes including without limitation, any adverse Tax consequences that may result if the transaction contemplated by this Agreement is not determined to qualify as a reorganization under Section 368 of the Code.

      2.4. Directors of Acquiror at Closing. Prior to the Closing, Acquiror shall hold a meeting of its stockholders at which the following individuals (the "Company Nominees") shall be considered for election to the Acquiror Board to take office if and when the Closing occurs: Gordon Fowler; Jeffrey Halloran; Graham Simmonds; Stephen Gesner and James Hardy.

                                  SECTION III
                                     CLOSING

      3.1. Closing. The closing (the "Closing") of the share exchange will occur at the offices of the Acquiror, 13980 Jane Street, King City, Ontario, L7B 1A3, Canada, on the third business day after the Acquiror Stockholder Approval or at such later date as all of the closing conditions set forth in Sections 9 and 10 have been satisfied or waived (the "Closing Date"). At the Closing, each Shareholder shall deliver to Acquiror any Company Debentures and certificate(s) evidencing the number of Shares held by such Shareholder, all as set forth in Exhibit A, along with executed stock powers transferring such Shares to the Acquiror, against delivery to each Shareholder by Acquiror of a certificate evidencing the number of Acquiror Shares and the Warrants, if any, to which such Shareholder is entitled pursuant to Section 2.1, as set forth in Exhibit A, subject to Section 3.2.

      3.2. Adjustment.

            3.2.1. In the event that aggregate Incremental Available Financing (as defined below) available to the Company subsequent to the transaction contemplated in this Agreement, and prior to December 31, 2004, is less than $3,600,000, then the Shareholders will be issued Cashless Warrants (as defined below) on a pro-rata basis, to purchase up to 40,000,000 Acquiror Shares effective January 1, 2005 as full and complete damages. "Incremental Available Financing," means additional financing made available to the Company post closing from; a) the sale of 620,000 shares of Wireless Age Commumications, Inc. common stock held by Acquiror, b) proceeds from the sale of the Battery Business (as defined below), and c) other similar financing arrangements. "Cashless Warrants, shall mean warrants to purchase Acquiror Shares at an exercise price of $0.05 per share, a term to expiry of 2 years and immediately exercisable on a cashless basis. The "Battery Business", means the Acquiror's wholly owned subsidiary Prime Battery Products Limited and other intellectual property rights held by the Acquiror including all battery supply and customer agreements, sub-license agreements, royalty and services agreements and customer lists.

                                   SECTION IV
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDERS


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

      4.1. Generally. Each Shareholder, severally and not jointly, hereby represents, warrants and covenants to the Acquiror as follows:

            4.1.1. Authority. Such Shareholder has the right, power, authority and capacity to execute and deliver this Agreement and each of the Transaction Documents to which such Shareholder is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which such Shareholder is a party, and to perform such Shareholder's obligations under this Agreement and each of the Transaction Documents to which such Shareholder is a party. This Agreement has been, and each of the Transaction Documents to which such Shareholder is a party will be, duly and validly authorized and approved, executed and delivered by such Shareholder. Assuming this Agreement has been, and the Transaction Documents have been, duly and validly authorized, executed and delivered by the parties thereto other than such Shareholder, this Agreement is, and as of the Closing each of the Transaction Documents to which such Shareholder is a party will have been, duly authorized, executed and delivered by such Shareholder and constitutes or will constitute the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

            4.1.2. No Conflict. Neither the execution or delivery by such Shareholder of this Agreement or any Transaction Document to which such Shareholder is a party, nor the consummation or performance by such Shareholder of the transactions contemplated hereby or thereby will, directly or indirectly,
(a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of such Shareholder (if such Shareholder is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Shareholder is a party or by which the properties or assets of such Shareholder are bound; or (c) contravene, conflict with, or result in a violation of, any Law or Order to which such Shareholder, or any of the properties or assets of such Shareholder, may be subject.


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

            4.1.3. Ownership of Shares and Company Debentures. Such Shareholder owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to the Acquiror pursuant to this Agreement, the Shares and Company Debentures set forth beside such Shareholder's name on Exhibit A free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other contracts or understandings to which such Shareholder is a party or by which such Shareholder or such Shareholder's Shares or Company Debentures are bound with respect to the issuance, sale, transfer, voting or registration of such Shareholder's Shares or Company Debentures. At the Closing, the Acquiror will acquire good, valid and marketable title to such Shareholder's Shares and Company Debentures free and clear of any and all Liens.

            4.1.4. Litigation. There is no pending Proceeding against such Shareholder that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement and, to the knowledge of such Shareholder, no such Proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

            4.1.5. No Brokers or Finders. Except as disclosed in Schedule 4.1.5, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against such Shareholder for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and such Shareholder will indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.

      4.2. Investment Representations. Each Shareholder, severally and not jointly, hereby represents and warrants to the Acquiror as follows:

            4.2.1. Acknowledgment. Such Shareholder understands and agrees that none of the Acquiror Shares, any Additional Shares, the Warrants, and shares of Acquiror's Common Stock issuable upon exercise of the Warrants (collectively, the "Transaction Securities") have been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the Acquiror Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the U.S. to Persons that are not U.S. persons.

            4.2.2. Status. By its execution of this Agreement, such Shareholder represents and warrants to the Acquiror as indicated on its signature page to this Agreement, either that:

                  (a) it is an Accredited Investor; or

                  (b) it is not a U.S. person.

            Such Shareholder understands that the Transaction Securities are being offered and sold to such Shareholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Shareholder set forth in this Agreement, in order that the Acquiror may determine the applicability and availability of the exemptions from registration of the Transaction Securities on which the Acquiror is relying.

            4.2.3. Additional Representations and Warranties of Accredited Investors. If such Shareholder indicates that it is an Accredited Investor on its signature page to this Agreement, then such Shareholder further makes the representations and warranties to the Acquiror set forth on Exhibit D.

            4.2.4. Additional Representations and Warranties of Non-U.S. Persons. If such Shareholder indicates that it is not a U.S. person on its signature page to this Agreement, then such Shareholder further makes the representations and warranties to the Acquiror set forth on Exhibit E.

      4.3. Stock Legends. Each Shareholder hereby agrees with the Acquiror as follows:

            4.3.1. Securities Act Legend - Accredited Investors. The certificates evidencing the shares of Acquiror's Common Stock constituting Transaction Securities issued to those Shareholders who are Accredited Investors, and each certificate issued in transfer thereof, shall bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

            4.3.2. Securities Act Legend - Non-U.S. Persons. The certificates evidencing the shares of Acquiror's Common Stock constituting Transaction Securities issued to those Shareholders who are not U.S. persons, and each certificate issued in transfer thereof, shall bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

            4.3.3. Other Legends. The Warrants shall bear legends analogous to those set forth in Sections 4.3.1 and 4.3.2, as Acquiror shall reasonably deem appropriate. The certificates representing the Transaction Securities, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract.

            4.3.4. Opinion. Such Shareholder shall not transfer any Transaction Securities pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Transaction Securities, without first providing the Acquiror with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Acquiror) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

            4.3.5. Consent. Such Shareholder understands and acknowledges that the Acquiror may refuse to transfer the Transaction Securities, unless such Shareholder complies with this Section 4.3 and any other restrictions on transferability set forth in Exhibits D and E. Such Shareholder consents to the Acquiror making a notation on its records and giving instructions to any transfer agent of the Acquiror's Common Stock in order to implement the restrictions on transfer of the Transaction Securities.

                                   SECTION V
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

      The Company represents, warrants and covenants to the Acquiror as follows:

      5.1. Organization and Qualification. Each of the Acquired Companies is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing or to have such authority and power, governmental licenses, authorizations, consents or approvals would not reasonably be expected to have a Material Adverse Effect. Each of the Acquired Companies is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not reasonably be expected to have a Material Adverse Effect. Schedule 5.1 sets forth a true, complete and correct list of each Acquired Company's jurisdiction of organization and each other jurisdiction in which such Acquired Company presently conducts its business or owns, holds and operates its properties and assets.

      5.2. Subsidiaries. Except as set forth on Schedule 5.2, no Acquired Company owns, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

      5.3. Organizational Documents. The Company has delivered true, correct and complete copies of the Organizational Documents of each Acquired Company to the Acquiror prior to the execution of this Agreement, and no action has been taken to amend or repeal such Organizational Documents. No Acquired Company is in violation or breach of any of the provisions of its Organizational Documents, except for such violations or breaches as would not reasonably be expected to have a Material Adverse Effect.

      5.4. Authorization. The Company has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Company is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Company is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Company is a party. The execution, delivery and performance by the Company of this Agreement and each of the Transaction Documents to which the Company is a party and the recording of the transfer of the Shares have been duly authorized by all necessary corporate action and do not require from the Company Board or the Shareholders any consent or approval that has not been validly and lawfully obtained. The execution, delivery and performance by the Company of this Agreement and each of the Transaction Documents to which the Company is a party and the recording of the transfer of the Shares and the Company Debentures requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person.

      5.5. No Violation. Neither the execution or delivery by the Company of this Agreement or any Transaction Document to which the Company is a party, nor the consummation or performance by the Company of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of any Acquired Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which any Acquired Company is a party or by which the properties or assets of any Acquired Company are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which any Acquired Company, or any of the properties or assets owned or used by any Acquired Company, may be subject; or
(d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by any Acquired Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, any Acquired Company, except, in the case of clause
(b), (c) or (d), for any such contraventions, conflicts, violations, or other occurrences which would not reasonably be expected to have a Material Adverse Effect.

      5.6. Binding Obligations. Assuming this Agreement has and as of the Closing the Transaction Documents will have been duly and validly authorized, executed and delivered by the parties thereto other than the Company, this Agreement has been, and as of the Closing each of the Transaction Documents to which the Company is a party will be, duly authorized, executed and delivered by the Company and constitutes or will constitute, as the case may be, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

      5.7. Capitalization and Related Matters.

            5.7.1. Capitalization. The authorized capital stock of the Company consists of an unlimited number of shares of Common Stock, of which 24,983,770 shares are issued and are outstanding. There are $1,200,000 Canadian Dollars aggregate principal amount of Company Debentures outstanding, plus accrued and unpaid interest thereon, which are convertible, in the aggregate, into 5,454,545 shares of Common Stock. There are warrants issuable pursuant to the Company Debentures upon the conversion thereof on a half warrant for each share of Company Common Stock issued basis, exercisable at CAD$0.60 per share (the "Company Warrants"). There are also 2,000,000 shares of Company Common Stock reserved for issuance under Company Stock Options (the "Company Stock Options") of which 2,000,000 have been granted and 2,000,000 remain unexercised. At Closing the Company Stock Options will be cancelled and replaced by options granted under the proposed Acquiror Stock Option Plan. Other than the Company Debentures, the Company Stock Options and Company Warrants, there are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require the Company to issue, sell or otherwise cause to become outstanding any of its authorized but unissued shares of capital stock or any Equity Security or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of the Company. The Shares and the Company Debentures are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights of any Person or in violation of any Law.

            5.7.2. No Redemption Requirements. Except as set forth in Schedule 5.7.2, there are no outstanding contractual obligations (contingent or otherwise) of the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

            5.7.3. Subsidiaries. The capitalization of each Company Subsidiary is as set forth on Schedule 5.7.3. The issued and outstanding shares of capital stock of each Company Subsidiary set forth on such schedule have been duly authorized and are validly issued and outstanding, fully paid and non-assessable, and constitute all of the issued and outstanding capital stock of such Company Subsidiary. The owners of the shares of each of the Company Subsidiaries set forth on Schedule 5.7.3 own, and have good, valid and marketable title to, all shares of capital stock of such Company Subsidiaries. There are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require any of the Company Subsidiaries to issue, sell or otherwise cause to become outstanding any of its respective authorized but unissued shares of capital stock or Equity Security, or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of any of the Company Subsidiaries. None of the outstanding shares of capital stock of any of the Company Subsidiaries has been issued in violation of any rights of any Person or in violation of any Law.

      5.8. Financial Statements. Attached as Schedule 5.8 are the Company's audited consolidated financial statements for the period ended October 31, 2003 and the Company's unaudited consolidated financial statements for the period ended March 31, 2004, including, in each case, the notes thereto (the "Company Interim Financial Statements"). The Company Interim Financial Statements: (a) are in accordance with the books and records of the Acquired Companies; (b) present fairly the financial condition and the results of operations, changes in stockholder's equity and cash flow of the Acquired Companies for the periods therein specified; and (c) have been prepared in accordance with GAAP applied on a consistent basis during the periods concerned.

      5.9. Shareholders. Exhibit A contains a true and complete list of the names and addresses of the record and beneficial holders of the Shares and the Company Debentures. Except as expressly provided in this Agreement, no Shareholder or holder of any other security of the Company or any other Person is entitled to any preemptive right, right of first refusal or similar right in connection with the exchange of the Shares and the Company Debentures or any other transaction contemplated by this Agreement or the Transaction Documents. There is no voting trust, agreement or arrangement among any of the Shareholders affecting the exercise of the voting rights of any Shares.

      5.10. Compliance with Laws. Except as would not reasonably be expected to have a Material Adverse Effect: (i) the business and operations of each Acquired Company have been and are being conducted in accordance with all applicable Laws and Orders; (ii) no Acquired Company has received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting such Acquired Company and, to the knowledge of the Company, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated; and (iii) no Acquired Company is subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Company, any event or circumstance relating to any Acquired Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Company from entering into this Agreement or any Transaction Document to which it is a party or would prevent its performance of or compliance with all or any part of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated hereby and thereby.

      5.11. No Brokers or Finders. Except as disclosed in Schedule 5.11, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against any Acquired Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Company shall indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.

      5.12. Employees.

            5.12.1. Schedule 5.12.1 sets forth a true, correct and complete list of each employee of the Acquired Companies. Except as would not reasonably be expected to have a Material Adverse Effect, each Acquired Company is in full compliance with all Laws regarding employment, wages, hours, benefits, the payment of Taxes, occupational safety and health. No Acquired Company is liable for the payment of any compensation, damages, Taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

            5.12.2. Except as set forth on Schedule 5.12.2, each employee of each Acquired Company is employed on an at-will basis and no Acquired Company has any contract with any of its employees which would interfere with such Acquired Company's ability to discharge its employees.

      5.13. Litigation; Orders. Except as would not reasonably be expected to have a Material Adverse Effect, there is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Company, threatened against or affecting any Acquired Company or any Acquired Company's properties, assets, business or employees. To the knowledge of the Company, there is no fact that might result in or form the basis for any such Proceeding. No Acquired Company is subject to any Orders.

      5.14. Interested Party Transactions. Except as disclosed in Schedule 5.14, no officer, director or stockholder of any Acquired Company or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person has or has had, either directly or indirectly, (1) an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by any Acquired Company, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish any Acquired Company any goods or services; or (2) a beneficial interest in any contract or agreement to which any Acquired Company is a party or by which it may be bound or affected.

      5.15. Title to and Condition of Properties. Except as would not reasonably be expected to have a Material Adverse Effect, each Acquired Company owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens. The material buildings, plants, machinery and equipment necessary for the conduct of the business of each Acquired Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, plants, machinery, equipment and other personal property of the Acquired Companies are sufficient for the continued conduct of the Acquired Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing.

      5.16. Board Recommendation; Shareholder Approval. The Company Board, at a meeting duly called and held, has by unanimous vote of those directors present (who constituted 100% of the directors then in office), determined that this Agreement and the transactions contemplated by this Agreement, are advisable and in the best interests of the Company's Shareholders. The Shareholders, by unanimous written consent, have approved this Agreement and the transactions contemplated by this Agreement.

      5.17. Absence of Undisclosed Liabilities. Except as set forth on Schedule 5.17, no Acquired Company has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to such Acquired Company) arising out of any transaction entered into at or prior to the Closing, or any act or omission at or prior to the Closing, except (a) to the extent set forth on or reserved against on the Company Balance Sheet; or (b) current liabilities incurred and obligations under agreements entered into, in the usual and ordinary course of business since October 31, 2003, none of which would reasonably be expected to have a Material Adverse Effect.

      5.18. Changes. Except as set forth on Schedule 5.18, no Acquired Company has, since October 31, 2003:

            5.18.1. Ordinary Course of Business. Conducted its business or entered into any transaction other than in the usual and ordinary course of business, except for this Agreement.

            5.18.2. Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business, none of which would reasonably be expected to have a Material Adverse Effect;

            5.18.3. Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the ordinary course of business;

            5.18.4. Liens. Created or permitted to exist any Lien on any material property or asset of the Acquired Companies, other than Permitted Liens;

            5.18.5. Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

            5.18.6. Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders;

            5.18.7. Employees. Materially increased the compensation or other remuneration or benefits payable or to become payable to any of its directors, executive officers or employees, except for increases in the ordinary course of business, or entered into any employment, severance or similar contracts with any of the foregoing;

            5.18.8. Company Benefit Plans. Adopted, amended or increased the payments to or benefits under any Company Benefit Plan;

            5.18.9. Material Company Contracts. Entered into, terminated or modified any Material Company Contract, except for termination upon expiration in accordance with the terms thereof;

            5.18.10. Claims. Released, waived or cancelled any claims or rights relating to or affecting such Acquired Company in excess of $10,000 in the aggregate or instituted or settled any Proceeding involving in excess of $10,000 in the aggregate;

            5.18.11. Discharged Liabilities. Paid, discharged or satisfied any claim, obligation or liability in excess of $10,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business;

            5.18.12. Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness in excess of $10,000 in the aggregate;

            5.18.13. Guarantees. Guaranteed or endorsed in a material amount any obligation of any Person;

            5.18.14. Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

            5.18.15. Accounting. Changed its method of accounting or the accounting principles or practices used in the preparation of its financial statements, other than as required by GAAP;

            5.18.16. Intellectual Property. Granted any license, sublicense or other rights of use with respect to any Intellectual Property of the Acquired Companies.

            5.18.17. Agreements. Except as set forth on Schedule 5.18.17, entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

      5.19. Material Company Contracts.

            5.19.1. The Company has made available to the Acquiror, prior to the date of this Agreement, true, correct and complete copies of each Material Company Contract, including each amendment, supplement and modification relating thereto. Each Material Company Contract is a valid and binding agreement of the Acquired Company that is party thereto, and is in full force and effect.

            5.19.2. Except as would not reasonably be expected to have a Material Adverse Effect, no Acquired Company is in breach or default of any Material Company Contract to which it is a party and, to the knowledge of the Company, no other party to any Material Company Contract is in breach or default thereof. No Acquired Company has received notice of the pending or threatened cancellation, revocation or termination of any Material Company Contract to which it is a party. There are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Material Company Contract.

      5.20. Tax Matters.

            5.20.1. Except as set forth on Schedule 5.20.1, (a) all material Tax Returns required to be filed by or on behalf of the Acquired Companies have been timely filed and all such Tax Returns were (at the time they were filed) and are true, correct and complete in all material respects; (b) all material Taxes of each Acquired Company required to have been paid (whether or not reflected on any Tax Return) have been fully and timely paid, except those Taxes which are presently being contested in good faith or for which an adequate reserve for the payment of such Taxes has been established on the Company Balance Sheet; (c) no waivers of statutes of limitation have been given or requested with respect to any Acquired Company in connection with any Tax Returns covering such Acquired Company or with respect to any Taxes payable by it; (d) no Governmental Authority in a jurisdiction where an Acquired Company does not file Tax Returns has made a claim, assertion or threat to such Acquired Company that such Acquired Company is or may be subject to taxation by such jurisdiction; (e) each Acquired Company has duly and timely collected or withheld, and paid over and reported to the appropriate Governmental Authority all amounts required to be so collected or withheld and paid over for all periods under all applicable Laws;
(f) there are no Liens with respect to Taxes on any Acquired Company's property or assets other than Permitted Liens; (g) there are no Tax rulings, requests for rulings, or closing agreements relating to any Acquired Company for any period (or portion of a period) that would affect any period after the date hereof; and
(h) any adjustment of Taxes of an Acquired Company made by a Governmental Authority in any examination that such Acquired Company is required to report to the appropriate state, local or foreign taxing authorities has been reported, and any additional Taxes due with respect thereto have been paid.

            5.20.2. Each Acquired Company is treated as a corporation for U.S. federal income tax purposes, and no Acquired Company has made an election under Treasury Regulation Section 301.7701-3 to be treated as a partnership.

            5.20.3. No Acquired Company is, or has ever been, a controlled foreign corporation, as that term is defined in Section 957 of the Code and the Treasury Regulations promulgated thereunder.

            5.20.4. There is no pending Proceeding with respect to any Taxes of the Acquired Companies, nor, to the knowledge of the Company, is any such Proceeding threatened. The Company has made available to the Acquiror, prior to the date of this Agreement, true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed or asserted against or agreed to by the Acquired Companies since their inception and any and all correspondence with respect to the foregoing.

            5.20.5. No Acquired Company is a party to any Tax allocation or sharing agreement.

      5.21. Material Assets. The Company Preliminary Financial Statements reflect, and the Company Audited Financial Statements will reflect, the material properties and assets (real and personal) owned or leased by each Acquired Company and necessary for the conduct of its business as presently conducted, and include all of the operating assets of the Acquired Companies. The Acquired Companies have good and marketable title to, or a valid leasehold interest in, such properties and assets, free and clear of all Liens, other than Permitted Liens. Such properties and assets are sufficient for the continued conduct of the Acquired Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing. No Affiliate of any Acquired Company or the Shareholders which is not also an Acquired Company owns or otherwise has any interest in or right to use any properties or assets used or held for use in, or otherwise arising from or relating to, the business of the Acquired Companies.

      5.22. Insurance Coverage. The Company has made available to the Acquiror, prior to the date of this Agreement, true, correct and complete copies of all insurance policies maintained by each Acquired Company on its properties and assets. Except as would not reasonably be expected to have a Material Adverse Effect, all of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of each Acquired Company for all risks normally insured against by a Person carrying on the same business as such Acquired Company, and (b) are sufficient for compliance with all applicable Laws and Material Company Contracts. All of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. There are no pending claims with respect to any Acquired Company or its properties or assets under any such insurance policies, and there are no claims as to which the insurers have notified any Acquired Company that they intend to deny liability. There is no existing default under any such insurance policy.

      5.23. Intellectual Property. Each Acquired Company owns, licenses or otherwise has the legal right to use all Intellectual Property used in its business as currently conducted. The Company is not aware of any violation or infringement of any of the Intellectual Property of any Acquired Company. Neither the execution nor delivery of this Agreement or the agreements contemplated by this Agreement, nor the carrying on of the Acquired Companies' businesses by the employees of the Acquired Companies, nor the conduct of the Acquired Companies' businesses as proposed will, to the knowledge of the Company, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated which would have a material impact on the ability of the Company to conduct its business. To the knowledge of the Company, it is not necessary for any Acquired Company to use in its business any inventions, trade secrets or proprietary information of any of its officers, employees, consultants or persons it currently intends to hire made prior to their employment with any such Acquired Company, except for inventions, trade secrets or proprietary information that have been assigned to such Acquired Company.

      5.24. Employee Benefits. Except as set forth on Schedule 5.24, no Acquired Company has in effect any employment agreements, consulting agreements, deferred compensation, pension or retirement agreements or arrangements, bonus, severance, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral. To the knowledge of the Company, none of the officers or other key employees of any Acquired Company presently intends to terminate his or her employment. Each Acquired Company is in compliance in all material respects with all applicable laws and regulations relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours. Upon termination of the employment of any employees, no Acquired Company will be obligated to provide advance notice of termination of employment or be liable to any such employees for so-called "severance pay" or retiree health benefits. Each Acquired Company is in material compliance with the terms of all plans, and programs relating to employment, including, without limitation, those plans and programs listed on Schedule 5.24, and each such plan or program is in compliance with all of the requirements and provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code and is terminable in the discretion of such Acquired Company without liability to such Acquired Company upon or following such termination. No such plan, or program has engaged in any "prohibited transaction" as defined in Section 4975 of the Code or has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA, nor has any reportable event as defined in Section 4043(b) of ERISA occurred with respect to any such plan or program. No Acquired Company has ever maintained, sponsored or contributed to any plan which is subject to Title IV of ERISA or Section 412 of the Code. At no time has any Acquired Company contributed to or been obligated to contribute to any "multi-employer plan" as defined in Section 3(37) of ERISA. With respect to each plan listed on Schedule 5.24, all required filings, including all filings required to be made with the United States Department of Labor and Internal Revenue Service, have been timely filed.

      5.25. Environmental and Safety Matters.

            5.25.1. Each Acquired Company has at all times been and is in material compliance with all Environmental Laws applicable to such Acquired Company.

            5.25.2. There are no Proceedings pending or threatened against any Acquired Company alleging the violation of any Environmental Law or Environmental Permit applicable to such Acquired Company, or alleging that such Acquired Company is a potentially responsible party for any environmental site contamination.

            5.25.3. Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental Authority or third Persons under any Environmental Laws applicable to any Acquired Company.

      5.26. Product Liability and Recalls.

            5.26.1. Except as would not reasonably be expected to have a Material Adverse Effect, there are no losses, damages, expenses or liabilities (whether absolute, accrued, contingent or otherwise) against any Acquired Company asserted and arising out of or based upon incidents occurring on or prior to the date hereof with respect to: (a) any product liability or any similar claim that relates to any of the products designed, developed, manufactured, produced, distributed, supplied or sold by such Acquired Company to others; (b) the delivery of faulty services; or (c) any claim for the breach of any express or limited product warranty, or any similar claim that relates to any product designed, developed, manufactured, produced, distributed, supplied or sold, or any service delivered, by such Acquired Company, and the Company has no knowledge of any product or service defects which could give rise to any such losses, claims, damages, expenses or liabilities.

            5.26.2. To the knowledge of the Company, there exists no basis for the recall, withdrawal or suspension by order of any Governmental Authority of any product designed, developed, manufactured, produced, distributed, supplied or sold by any Acquired Company. To the knowledge of the Company, there are no defects in the designs, specifications, or process with respect to any product designed, manufactured, sold, supplied or distributed by any Acquired Company that would give rise to any liability. There has been no recall, withdrawal, or suspension from the market of any product designed, manufactured, sold, supplied or distributed by any Acquired Company.

                                   SECTION VI
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ACQUIROR

      The Acquiror represents, warrants and covenants to the Shareholders and the Company as follows:

      6.1. Organization and Qualification. Each of the Acquiror Companies is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing, or to have such authority and power, governmental licenses, authorizations, consents or approvals would not reasonably be expected to have a Material Adverse Effect. Each of the Acquiror Companies is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not reasonably be expected to have a Material Adverse Effect. Schedule 6.1 sets forth a true, complete and correct list of each Acquiror Company's jurisdiction of organization and each other jurisdiction in which such Acquiror Company presently conducts its business or owns, holds and operates its properties and assets.

      6.2. Subsidiaries. Except as set forth on Schedule 6.2, no Acquiror Company owns, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

      6.3. Organizational Documents. Acquiror has delivered true, correct and complete copies of the Organizational Documents of each Acquiror Company to the Company prior to the execution of this Agreement, and no action has been taken to amend or repeal such Organizational Documents. No Acquiror Company is in violation or breach of any of the provisions of its Organizational Documents, except for such violations or breaches as would not reasonably be expected to have a Material Adverse Effect.

      6.4. Authorization. The Acquiror has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Acquiror is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Acquiror is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Acquiror is a party. Except as set forth on
Schedule 6.4, the execution, delivery and performance by the Acquiror of this Agreement and each of the Transaction Documents to which the Acquiror is a party have been duly authorized by all necessary corporate action and do not require from the Acquiror Board or the stockholders of the Acquiror any consent or approval that has not been validly and lawfully obtained. The execution, delivery and performance by the Acquiror of this Agreement and each of the Transaction Documents to which the Acquiror is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person other than (a) the filing of a Definitive Proxy Statement and related materials with the Commission in connection with the Required Acquiror Stockholder Actions; (b) the filing of a Certificate of Amendment to Acquiror's Certificate of Incorporation with the Secretary of State of Delaware which, among other things, increases the authorized number of shares of Acquiror's Common Stock to 400,000,000 shares (the "Charter Amendment"); and (c) such other customary filings with the Commission for transactions of the type contemplated by this Agreement.

      6.5. No Violation. Neither the execution or delivery by the Acquiror of this Agreement or any Transaction Document to which the Acquiror is a party, nor the consummation or performance by the Acquiror of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of any Acquiror Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which any Acquiror Company is a party or by which the properties or assets of any Acquiror Company are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which any Acquiror Company, or any of the properties or assets owned or used by any Acquiror Company, may be subject; or
(d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by any Acquiror Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, any Acquiror Company, except, in the case of clause
(b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences which would not reasonably be expected to have a Material Adverse Effect.

      6.6. Binding Obligations. Assuming this Agreement has been and as of the Closing the Transaction Documents will have been duly and validly authorized, executed and delivered by the parties thereto other than the Acquiror, this Agreement has been, and as of the Closing each of the Transaction Documents to which the Acquiror is a party will be, duly authorized, executed and delivered by the Acquiror and constitutes or will constitute, as the case may be, the legal, valid and binding obligations of the Acquiror, enforceable against the Acquiror in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

      6.7. Securities Laws. Assuming the accuracy of the representations and warranties of the Shareholders contained in Section 4 and Exhibits D and E, the issuance of the Acquiror Shares pursuant to this Agreement have been or, on or prior to the Closing Date, will be (a) exempt from the registration and prospectus delivery requirements of the Securities Act, (b) registered or qualified (or are exempt from registration and qualification) under the registration permit or qualification requirements of all applicable state securities laws, and (c) accomplished in conformity with all other applicable federal and state securities laws.

      6.8. Capitalization and Related Matters.

            6.8.1. Capitalization. The authorized capital stock of the Acquiror consists of 150,000,000 shares of the Acquiror's Common Stock, of which (a) 82,704,871 shares are issued and outstanding, and (b) 11,735,589 shares are reserved for issuance upon the exercise of outstanding options and warrants to purchase the Acquiror's Common Stock. All issued and outstanding shares of the Acquiror's Common Stock are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of any preemptive or similar rights. Except as disclosed in Schedule 6.8.1 or the SEC Documents, there are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require the Acquiror to issue, sell or otherwise cause to become outstanding any of its authorized but unissued shares of capital stock or any securities convertible into, exchangeable for, or carrying a right or option to purchase, shares of capital stock or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of the Acquiror.

            6.8.2. No Redemption Requirements. Except as set forth in Schedule
6.8.2 or in the SEC Documents, there are no outstanding contractual obligations (contingent or otherwise) of the Acquiror to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Acquiror or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

            6.8.3. Duly Authorized. Assuming the occurrence of the Required Acquiror Stockholder Actions and the filing of the Charter Amendment, the issuance of the Acquiror Shares will be duly authorized and, upon delivery to the Shareholders of certificates therefor in accordance with the terms of this Agreement, the Acquiror Shares will have been validly issued, fully paid and nonassessable, and will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Shareholders and restrictions on transfer imposed by this Agreement and the Securities Act.

            6.8.4. Subsidiaries. The capitalization of each Acquiror Subsidiary is as set forth on Schedule 6.8.4. The issued and outstanding shares of capital stock of each Acquiror Subsidiary set forth on such schedule have been duly authorized and are validly issued and outstanding, fully paid and non-assessable, and constitute all of the issued and outstanding capital stock of such Acquiror Subsidiary. The owners of the shares of each of the Acquiror Subsidiaries set forth on Schedule 6.8.4 own, and have good, valid and marketable title to, all shares of capital stock of such Acquiror Subsidiaries. There are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require any of the Acquiror Subsidiaries to issue, sell or otherwise cause to become outstanding any of its respective authorized but unissued shares of capital stock or Equity Securities or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of any of the Acquiror Subsidiaries. None of the outstanding shares of capital stock of any of the Acquiror Subsidiaries has been issued in violation of any rights of any Person or in violation of any Law.

            6.8.5. Financial Statements. The Acquiror Balance Sheet, and audited consolidated statements of income and retained earnings and cash flows of Acquiror for the year ended December 31, 2003 (collectively with the Acquiror Balance Sheet, the "Acquiror Financial Statements"), are contained in the SEC Documents. The Acquiror Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved and fairly present in all material respects the consolidated financial position of Acquiror as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended.

      6.9. Compliance with Laws. Except as would not reasonably be expected to have a Material Adverse Effect: (i) the business and operations of each Acquiror Company have been and are being conducted in accordance with all applicable Laws and Orders; (ii) no Acquiror Company has received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting such Acquiror Company and, to the knowledge of the Acquiror, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated; and (iii) no Acquiror Company is subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Acquiror, any event or circumstance relating to any Acquiror Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Acquiror from entering into this Agreement or any Transaction Document to which it is a party or would prevent its performance of or compliance with all or any part of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated hereby or thereby.

      6.10. No Brokers or Finders. Except as disclosed in Schedule 6.10, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against any Acquiror Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Acquiror will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such claim.

      6.11. Employees.

            6.11.1. Except as set forth on Schedule 6.11.1, the Acquiror Companies have no employees, independent contractors or other Persons providing research or other services to them. Except as would not reasonably be expected to have a Material Adverse Effect, each Acquiror Company is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, occupational safety and health and plant closing. No Acquiror Company is liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

            6.11.2. Except as set forth on Schedule 6.11.2, each employee of each Acquiror Company is employed on an at-will basis and no Acquiror Company has any contract with any of its employees which would interfere with such Acquiror Company's ability to discharge its employees.

      6.12. Litigation; Orders. Except as would not reasonably be expected to have a Material Adverse Effect, there is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Acquiror, threatened against or affecting any Acquiror Company or any Acquiror Company's properties, assets, business or employees. To the knowledge of the Acquiror, there is no fact that might result in or form the basis for any such Proceeding. No Acquiror Company is subject to any Orders.

      6.13. Interested Party Transactions. Except as disclosed in Schedule 6.13, no officer, director or stockholder of any Acquiror Company or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person has or has had, either directly or indirectly, (1) an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by any Acquiror Company, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish any Acquiror Company any goods or services; or (2) a beneficial interest in any contract or agreement to which any Acquiror Company is a party or by which it may be bound or affected.

      6.14. Title to and Condition of Properties. Except as would not reasonably be expected to have a Material Adverse Effect, each Acquiror Company owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens. The material buildings, plants, machinery and equipment necessary for the conduct of the business of each Acquiror Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

      6.15. Absence of Undisclosed Liabilities. Except as set forth on Schedule
6.15 or in the SEC Documents, no Acquiror Company has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to such Acquiror Company) arising out of any transaction entered into at or prior to the Closing, or any act or omission at or prior to the Closing, except (a) to the extent set forth on or reserved against on the Acquiror Balance Sheet, or (b) current liabilities incurred and obligations under agreements entered into, in the usual and ordinary course of business since December 31, 2003, none of which would reasonably be expected to have a Material Adverse Effect.

      6.16. Changes. Except as set forth on Schedule 6.16 or in the SEC Documents, no Acquiror Company has, since December 31, 2003:

            6.16.1. Ordinary Course of Business. Conducted its business or entered into any transaction other than in the usual and ordinary course of business, except for this Agreement.

            6.16.2. Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business, none of which would reasonably be expected to have a Material Adverse Effect;

            6.16.3. Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the ordinary course of business;

            6.16.4. Liens. Created or permitted to exist any Lien on any material property or asset of the Acquiror Companies, other than Permitted Liens;

            6.16.5. Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

            6.16.6. Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders;

            6.16.7. Material Acquiror Contracts. Entered into, terminated or modified any Material Acquiror Contract, except for termination upon expiration in accordance with the terms thereof;

            6.16.8. Claims. Released, waived or cancelled any claims or rights relating to or affecting such Acquiror Company in excess of $10,000 in the aggregate or instituted or settled any Proceeding involving in excess of $10,000 in the aggregate;

            6.16.9. Discharged Liabilities. Paid, discharged or satisfied any claim, obligation or liability in excess of $10,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business;

            6.16.10. Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness in excess of $10,000 in the aggregate;

            6.16.11. Guarantees. Guaranteed or endorsed in a material amount any obligation of any Person;

            6.16.12. Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

            6.16.13. Accounting. Changed its method of accounting or the accounting principles or practices used in the preparation of its financial statements, other than as required by GAAP;

            6.16.14. Agreements. Except as set forth on Schedule 6.16.14 or in the SEC Documents, entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

      6.17. Material Acquiror Contracts.

            6.17.1. Except to the extent filed with the SEC Documents, the Acquiror has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of each written Material Acquiror Contract, including each amendment, supplement and modification thereto. Each Material Acquiror Contract is a valid and binding agreement of the Acquiror Company that is party thereto, and is in full force and effect.

            6.17.2. No Defaults. Except as would not reasonably be expected to have a Material Adverse Effect, no Acquiror Company is in breach or default of any Material Acquiror Contract to which it is a party and, to the knowledge of the Acquiror, no other party to any Material Acquiror Contract is in breach or default thereof. No Acquiror Company has received notice of the pending or threatened cancellation, revocation or termination of any Material Acquiror Contract to which it is a party. There are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Material Acquiror Contract.

      6.18. Tax Matters.

            6.18.1. Except as set forth on Schedule 6.18.1, (a) all material Tax Returns required to be filed by or on behalf of the Acquiror Companies have been timely filed and all such Tax Returns were (at the time they were filed) and are true, correct and complete in all material respects; (b) all material Taxes of each Acquiror Company required to have been paid (whether or not reflected on any Tax Return) have been fully and timely paid, except those Taxes which are presently being contested in good faith or for which an adequate reserve for the payment of such Taxes has been established on the Acquiror Balance Sheet; (c) no waivers of statutes of limitation have been given or requested with respect to any Acquiror Company in connection with any Tax Returns covering such Acquiror Company or with respect to any Taxes payable by it; (d) no Governmental Authority in a jurisdiction where an Acquiror Company does not file Tax Returns has made a claim, assertion or threat to such Acquiror Company that such Acquiror Company is or may be subject to taxation by such jurisdiction; (e) each Acquiror Company has duly and timely collected or withheld, paid over and reported to the appropriate Governmental Authority all amounts required to be so collected or withheld and paid over for all periods under all applicable laws;
(f) there are no Liens with respect to Taxes on any Acquiror Company's property or assets other than Permitted Liens; (g) there are no Tax rulings, requests for rulings, or closing agreements relating to any Acquiror Company for any period (or portion of a period) that would affect any period after the date hereof; and
(h) any adjustment of Taxes of an Acquiror Company made by a Governmental Authority in any examination that such Acquiror Company is required to report to the appropriate state, local or foreign taxing authorities has been reported, and any additional Taxes due with respect thereto have been paid.

            6.18.2. Each Acquiror Company is treated as a corporation for U.S. federal income tax purposes, and no Acquiror Company has made an election under Treasury Regulation Section 301.7701-3 to be treated as a partnership.

            6.18.3. No Acquiror Company is, or has ever been, a controlled foreign corporation, as that term is defined in Section 957 of the Code and the Treasury Regulations promulgated thereunder.

            6.18.4. There is no pending Proceeding with respect to any Taxes of the Acquiror Companies, nor, to the knowledge of the Acquiror, is any such Proceeding threatened. The Acquiror has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed or asserted against or agreed to by the Acquiror Companies since their inception and any and all correspondence with respect to the foregoing.

            6.18.5. No Acquiror Company is a party to any Tax allocation or sharing agreement.

      6.19. Material Assets. The financial statements of the Acquiror set forth in the SEC Documents reflect the material properties and assets (real and personal) owned or leased by each Acquiror Company and necessary for the conduct of its business as presently conducted, and include all of the operating assets of the Acquiror Companies. The Acquiror Companies have good and marketable title to, or a valid leasehold interest in, such properties and assets, free and clear of all Liens, other than Permitted Liens. Such properties and assets are sufficient for the continued conduct of the Acquiror Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing. No Affiliate of any Acquiror Company which is not also an Acquiror Company owns or otherwise has any interest in or right to use any properties or assets used or held for use in, or otherwise arising from or relating to, the business of the Acquiror Companies.

      6.20. Insurance Coverage. The Acquiror has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of all insurance policies maintained by each Acquiror Company on its properties and assets. Except as would not reasonably be expected to have a Material Adverse Effect, all of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of each Acquiror Company for all risks normally insured against by a Person carrying on the same business as such Acquiror Company, and (b) are sufficient for compliance with all applicable Laws and Material Acquiror Contracts. All of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. There are no pending claims with respect to any Acquiror Company or its properties or assets under any such insurance policies, and there are no claims as to which the insurers have notified any Acquiror Company that they intend to deny liability. There is no existing default under any such insurance policies.

      6.21. Intellectual Property. Each Acquiror Company owns, licenses or otherwise has the legal right to use all Intellectual Property for its business as currently conducted. The Acquiror is not aware of any violation or infringement of any of the Intellectual Property of any Acquiror Company. Neither the execution nor delivery of this Agreement or the agreements contemplated by this Agreement, nor the carrying on of the Acquiror Companies' businesses by the employees of the Acquiror Companies, nor the conduct of the Acquiror Companies' businesses as proposed will, to the knowledge of Acquiror, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated which would have a material impact on the ability of the Acquiror to conduct its business. To the knowledge of the Acquiror, it is not necessary for any Acquiror Company to utilize in its business any inventions, trade secrets or proprietary information of any of its officers, employees, consultants or persons it currently intends to hire made prior to their employment with any such Acquiror Company, except for inventions, trade secrets or proprietary information that have been assigned to such Acquiror Company.

      6.22. SEC Documents. Except as set forth on Schedule 6.22, the Acquiror has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Acquiror was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents"). The SEC Documents comply in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder. All material agreements to which the Acquiror is a party or to which the property or assets of the Acquiror are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act.

      6.23. Employee Benefits. Except as set forth on Schedule 6.23, no Acquiror Company has in effect any employment agreements, consulting agreements, deferred compensation, pension or retirement agreements or arrangements, bonus, severance, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral. To the knowledge of the Acquiror, none of the officers or other key employees of any Acquiror Company presently intends to terminate his or her employment. Each Acquiror Company is in compliance in all material respects with all applicable laws and regulations relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours. Upon termination of the employment of any employees, no Acquiror Company will be obligated to provide advance notice of termination of employment or be liable to any such employees for so-called "severance pay" or retiree health benefits. Each Acquiror Company is in material compliance with the terms of all plans, and programs relating to employment, including, without limitation, those plans and programs listed on Schedule 6.23, and each such plan or program is in compliance with all of the requirements and provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code and is terminable in the discretion of such Acquiror Company without liability to such Acquiror Company upon or following such termination. No such plan, or program has engaged in any "prohibited transaction" as defined in Section 4975 of the Code or has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA, nor has any reportable event as defined in Section 4043(b) of ERISA occurred with respect to any such plan or program. No Acquiror Company has ever maintained, sponsored or contributed to any plan which is subject to Title IV of ERISA or Section 412 of the Code. At no time has any Acquiror Company contributed to or been obligated to contribute to any "multi-employer plan" as defined in Section 3(37) of ERISA. With respect to each plan listed on Schedule 6.23, all required filings, including all filings required to be made with the United States Department of Labor and Internal Revenue Service, have been timely filed.

      6.24. Environmental and Safety Matters.

            6.24.1. Each Acquiror Company has at all times been and is in material compliance with all Environmental Laws applicable to such Acquiror Company.

            6.24.2. There are no Proceedings pending or threatened against any Acquiror Company alleging the violation of any Environmental Law or Environmental Permit applicable to such Acquiror Company or alleging that such Acquiror Company is a potentially responsible party for any environmental site contamination.

            6.24.3. Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental Authority or third Persons under any Environmental Laws applicable to any Acquiror Company.

      6.25. Board Recommendation. The Acquiror Board, at a meeting duly called and held, has determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of the Acquiror's stockholders and has duly authorized this Agreement and the transactions contemplated by this Agreement.

                                  SECTION VII
                  COVENANTS OF THE COMPANY AND THE SHAREHOLDERS

      7.1. Access and Investigation. Between the date of this Agreement and the Closing Date, the Company shall, and shall cause each Company Subsidiary to, (a) afford the Acquiror and its agents, advisors and attorneys during normal business hours, full and free access to each Acquired Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish the Acquiror and its agents, advisors and attorneys with copies of all such contracts, books and records, and other existing documents and data as the Acquiror may reasonably request, and (c) furnish the Acquiror and its agents, advisors and attorneys with such additional financial, operating, and other data and information as the Acquiror may reasonably request.

      7.2. Operation of the Business of the Company.

            7.2.1. Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to:

                  (a) conduct its business only in the ordinary course of
            business;

                  (b) use its best efforts to preserve intact its current
            business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents;

                  (c) obtain the prior written consent of the Acquiror prior to taking any action of the type specified in Section 5.18 or entering into any Material Company Contract;

                  (d) confer with the Acquiror concerning operational matters of a material nature; and

                  (e) otherwise report periodically to the Acquiror concerning the status of its business, operations, and finances.

            7.2.2. Notwithstanding the foregoing, between the date of this Agreement and the Closing Date, the Company shall not, and shall cause each Company Subsidiary not to, directly or indirectly, without the prior written consent of the Acquiror, engage in any transaction with, or enter into any agreement with, the Company or any Company Subsidiary, any officer, director or stockholder of the Company or any Company Subsidiary, or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person.

      7.3. No Transfers of Capital Stock.

            7.3.1. Between the date of this Agreement and the Closing Date, the Shareholders shall not assign, transfer, mortgage, pledge or otherwise dispose of any or all of the Shares (or any interest therein) or grant any Person the option or right to acquire such Shares (or any interest therein).

            7.3.2. Between the date of this Agreement and the Closing Date, the Company shall not, and shall cause each Company Subsidiary not to, assign, transfer, mortgage, pledge or otherwise dispose of any or all of the capital stock of any Acquired Company (or any interest therein) or grant any Person the option or right to acquire the capital stock of any Acquired Company (or any interest therein).

      7.4. Required Filings and Approvals.

            7.4.1. As promptly as practicable after the date of this Agreement, the Company shall, and shall cause each Company Subsidiary to, make all filings required to be made by it in order to consummate the transactions contemplated by this Agreement, if applicable. Between the date of this Agreement and the Closing Date, the Company shall, and shall cause each Company Subsidiary to, (a) cooperate with the Acquiror with respect to all filings that the Acquiror elects to make or is required to make in connection with the transactions contemplated by this Agreement, and (b) cooperate with the Acquiror in obtaining any consents or approvals required to be obtained by the Acquiror in connection herewith.

            7.4.2. Without limiting the foregoing, the Company and the Shareholders shall promptly furnish to the Acquiror any information reasonably requested by the Acquiror in connection with the preparation, filing and mailing of the Acquiror's proxy statement (the "Acquiror Proxy") for a meeting of its stockholders to consider, among other things, the Required Acquiror Stockholder Actions, including, without limitation, information concerning the Acquired Companies, the Shareholders and the Company Nominees. The Company and each Shareholder, severally and not jointly, represents and warrants to the Acquiror that the information supplied by the Company and each Shareholder for inclusion in the Acquiror Proxy will not, on the date the Acquiror Proxy is filed with the Commission or first mailed to the stockholders of the Acquiror, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading. If, at any time prior to the Closing Date, any information should be discovered by the Company or any Shareholder which should be set forth in an amendment to the Acquiror Proxy so that such Acquiror Proxy would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company or such Shareholder, as the case may be, shall promptly notify the Acquiror.

      7.5. Notification. Between the date of this Agreement and the Closing Date, the Company and the Shareholders will promptly notify the Acquiror in writing if the Company, the Shareholders or any Company Subsidiary becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Company or the Shareholders, as the case may be, as of the date of this Agreement, or if the Company, any Shareholder or any Company Subsidiary becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Company or the Shareholders, as the case may be, will promptly deliver to the Acquiror a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not affect any rights of the Acquiror set forth herein, including the right of the Acquiror to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Company and the Shareholders will, and will cause each Company Subsidiary to, promptly notify the Acquiror of the occurrence of any breach of any covenant of the Company or the Shareholders in this Section 7 or of the occurrence of any event that may make the satisfaction of the conditions in Section 9 impossible or unlikely.

      7.6. Company Interim Financial Statements. At least seven days prior to the Closing, the Company shall deliver to the Acquiror the Company's unaudited interim consolidated financial statements for the period ended March 31, 2004, including the notes thereto. The Company Interim Financial Statements shall (a) be in accordance with the books and records of the Acquired Companies; (b) present fairly the financial condition and the results of operations, changes in stockholders' equity and cash flow of the Acquired Companies for the periods therein specified; and (c) be prepared in accordance with GAAP applied on a consistent basis during the periods concerned.

      7.7. Closing Conditions. Between the date of this Agreement and the Closing Date, each of the Company and the Shareholders will use its commercially reasonable efforts to cause the conditions in Section 9 to be satisfied.

                                  SECTION VIII
                            COVENANTS OF THE ACQUIROR

      8.1. Operation of the Business of the Acquiror. Between the date of this Agreement and the Closing Date, the Acquiror shall, and shall cause each of the Acquiror Subsidiaries to:

            8.1.1. conduct its business only in the ordinary course of business;

            8.1.2. use its best efforts to preserve intact the current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents;

            8.1.3. obtain the prior written consent of the Company prior to taking any action of the type specified in Section 6.16 or entering into any Material Acquiror Contract;

            8.1.4. confer with the Company concerning operational matters of a material nature; and

            8.1.5. otherwise report periodically to the Company concerning the status of its business, operations, and finances.

      8.2. Required Filings and Approvals.

            8.2.1. As promptly as practicable after the date of this Agreement, the Acquiror shall, and shall cause each of the Acquiror Subsidiaries to, make all filings legally required to be made by it to consummate the transactions contemplated by this Agreement. Between the date of this Agreement and the Closing Date, the Acquiror shall cooperate with the Company with respect to all filings that the Company is legally required to make in connection with the transactions contemplated hereby.

            8.2.2. Without limiting the foregoing, as promptly as practicable after the execution of this Agreement, the Acquiror shall prepare and file the Acquiror Proxy with the Commission. The Acquiror will advise the Company, promptly after it receives notice thereof, of any request by the Commission for the amendment of the Acquiror Proxy or comments thereon and responses thereto or requests by the Commission for additional information. The Acquiror shall mail the Acquiror Proxy to its stockholders as promptly as practicable pursuant to the Securities Act, the Exchange Act and the rules and regulations of the Commission related thereto. Acquiror shall use its best efforts to hold the stockholders meeting relating to the Required Acquiror Stockholder Action as soon as practicable.

      8.3. Notification. Between the date of this Agreement and the Closing Date, the Acquiror will promptly notify the Company and the Shareholders in writing if the Acquiror becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Acquiror, as of the date of this Agreement, or if the Acquiror becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Acquiror will promptly deliver to the Company and the Shareholders a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not affect any rights of the Shareholders set forth herein, including the right of the Shareholders to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Acquiror will promptly notify the Company and the Shareholders of the occurrence of any breach of any covenant of the Acquiror in this Section 8 or of the occurrence of any event that may make the satisfaction of the conditions in
Section 10 impossible or unlikely.

      8.4. Closing Conditions. Between the date of this Agreement and the Closing Date, the Acquiror will use commercially reasonable efforts to cause the conditions in Section 10 to be satisfied.

      8.5. Indemnification and Insurance.

            8.5.1. The indemnification provisions set forth in the Organizational Documents of the Acquiror Companies shall not be amended, modified or otherwise repealed for a period of six years from the Closing Date in any manner that would adversely affect the rights thereunder as of the Closing Date of individuals who at or prior to the Closing Date were directors, officers, employees or agents of the Acquiror Companies, unless such modification is required after the Closing Date by Law and then only to the minimum extent required by such Law.

            8.5.2. The Acquiror shall, to the fullest extent permitted under applicable Law or its Organizational Documents, indemnify and hold harmless, each present and former director, officer or employee of the Acquiror or any Acquiror Subsidiary (collectively, the "Indemnified Parties") against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any Proceeding (x) arising out of or pertaining to the transactions contemplated by this Agreement or (y) otherwise with respect to any acts or omissions occurring at or prior to the Closing Date, to the maximum extent permitted by Delaware law for a period of six years after the Closing Date. In the event of any such Proceeding (whether arising before or after the Closing Date), (i) any counsel retained by the Indemnified Parties for any period after the Closing Date shall be reasonably satisfactory to the Acquiror, (ii) after the Closing Date, the Acquiror shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received, provided that the Indemnified Parties shall be required to reimburse the Acquiror for such payments in the circumstances and to the extent required by the Acquiror's Organizational Documents, any applicable contract or agreement or applicable Law, and (iii) the Acquiror shall cooperate in the defense of any such matter; provided, however, that the Acquiror shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); and provided, further, that, in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Party with respect to whom such a conflict exists (or group of such Indemnified Parties who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction.

            8.5.3. The Acquiror shall honor and fulfill in all respects its obligations pursuant to any indemnification agreements and employment agreements (the parties under such agreements being referred to as the "Covered Persons") with the Acquiror's directors and officers existing at or before the Closing Date.

            8.5.4. In addition, the Acquiror, on a best efforts basis, shall provide, for a period of not less than six years after the Closing Date, the Acquiror's current directors and officers with an insurance and indemnification policy that provides sufficient coverage, as determined in good faith by a majority of those Persons who were directors of Acquiror on the date of this Agreement, for events occurring at or prior to the Closing Date (the "D&O Insurance").

            8.5.5. This Section 8.5 shall survive the consummation of the transactions contemplated by this Agreement at the Closing Date, is intended to benefit the Indemnified Parties and the Covered Persons, shall be binding on all successors and assigns of the Acquiror and shall be enforceable by the Indemnified Parties and the Covered Persons.

      8.6. Rule 144 Reporting. With a view to making available to the Acquiror's stockholders the benefit of certain rules and regulations of the Commission which may permit the sale of the Acquiror Common Stock to the public without registration, from and after the Closing Date, the Acquiror agrees to:

            8.6.1. Make and keep public information available, as those terms are understood and defined in Rule 144; and

            8.6.2. File with the Commission, in a timely manner, all reports and other documents required of the Acquiror under the Exchange Act.

      8.7. Employment Agreement. Acquiror has entered into an employment agreement (subject to customary termination provisions) with Jeff Halloran, a copy of which is included as Schedule 8.7, pursuant to which Acquiror employs Mr. Halloran as its President and CEO (the "Halloran Employment Agreement").

      8.8. Removal of Officers. Each officer of Acquiror shall either resign or Acquiror shall cause such officer to be removed, in each case, effective on or prior to the Closing Date.

                                   SECTION IX
                     CONDITIONS PRECEDENT TO THE ACQUIROR'S
                               OBLIGATION TO CLOSE

      The Acquiror's obligation to acquire the Shares and to take the other actions required to be taken by the Acquiror at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Acquiror, in whole or in part):

      9.1. Accuracy of Representations. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

      9.2. Performance by the Company and Shareholders.

            9.2.1. All of the covenants and obligations that the Company and Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

            9.2.2. Each document required to be delivered by the Company and the Shareholders pursuant to this Agreement at or prior to Closing must have been delivered.

      9.3. Company Interim Financial Statements. The Company shall have delivered to the Acquiror the Company Interim Financial Statements in compliance with Section 7.6, and such Company Audited Financial Statements shall not be materially worse than the Company Audited Financial Statements for the period ended October 31, 2003.

      9.4. Certificate of Officer. The Company will have delivered to the Acquiror a certificate, dated the Closing Date, executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections 9.1, 9.2, 9.3 and 9.4.

      9.5. Certificate of Shareholders. Each Shareholder will have delivered to the Acquiror a certificate, dated the Closing Date, executed by such Shareholder, if a natural person, or by an authorized officer of such Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 9.1 and 9.2 solely with respect to such Shareholder.

      9.6. Consents.

            9.6.1. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company and/or the Shareholders for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made by the Company or the Shareholders, as the case may be, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not reasonably be expected to have a Material Adverse Effect on the Company or the Acquiror.

            9.6.2. Without limiting the foregoing, the Acquiror Proxy shall have been mailed to the stockholders of the Acquiror not less than 10 days prior to the Closing Date. No Proceeding occasioned by Acquiror Proxy shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

            9.6.3. The stockholders of the Acquiror shall have approved the Required Acquiror Stockholder Action.

      9.7. Documents. The Company and the Shareholders must have caused the following documents to be delivered to the Acquiror:

            9.7.1. the Company Debentures and share certificates evidencing all of the Shares held by the Shareholders (as set forth in Exhibit A), along with executed stock powers transferring such Company Debentures and Shares to the Acquiror;

            9.7.2. a Secretary's Certificate of the Company, dated the Closing Date, certifying attached copies of (A) the Organizational Documents of the Company and each Company Subsidiary, (B) the resolutions of the Company Board and the Shareholders approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Company is a party;

            9.7.3. a certified certificate of good standing, or equivalent thereof, of the Company;

            9.7.4. each of the Transaction Documents to which the Company and/or the Shareholders is a party, duly executed; and

            9.7.5. such other documents as the Acquiror may reasonably request for the purpose of (i) evidencing the accuracy of any of the representations and warranties of the Company and the Shareholders pursuant to Section 9.1, (ii) evidencing the performance of, or compliance by the Company and the Shareholders with, any covenant or obligation required to be performed or complied with by the Company or the Shareholders, as the case may be, (iii) evidencing the satisfaction of any condition referred to in this Section 9, or (iv) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

      9.8. No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

                                   SECTION X
              CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY
                       AND THE SHAREHOLDERS TO THE CLOSING

      The Shareholders' obligation to transfer the Shares and the obligations of the Company to take the other actions required to be taken by the Company at the Closing are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part):

      10.1. Accuracy of Representations. The representations and warranties of the Acquiror set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

      10.2. Performance by the Acquiror.

            10.2.1. All of the covenants and obligations that the Acquiror are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all respects.

            10.2.2. Each document required to be delivered by the Acquiror pursuant to this Agreement must have been delivered.

      10.3. Certificate of Officer. The Acquiror will have delivered to the Company a certificate, dated the Closing Date, executed by an officer of the Acquiror, certifying the satisfaction of the conditions specified in Sections
10.1 and 10.2.

      10.4. Consents.

            10.4.1. All material consents, waivers, approvals, authorizations or orders required to be obtained including, without limitation, the Required Acquiror Stockholder Action, and all filings required to be made including, without limitation, the filing of the Charter Amendment, by the Acquiror for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Acquiror, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not reasonably be expected to have a Material Adverse Effect on the Company or the Acquiror.

            10.4.2. Without limiting the foregoing, the Acquiror Proxy shall have been mailed to the stockholders of the Acquiror not less than 10 days prior to the Closing Date. No Proceeding occasioned by the Acquiror Proxy shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

      10.5. Documents. The Acquiror must have caused the following documents to be delivered to the Company and/or the Shareholders:

            10.5.1. share certificates evidencing each Shareholder's pro rata share of the Acquiror Shares and the Warrants (as set forth in Exhibit A);

            10.5.2. a Secretary's Certificate, dated the Closing Date certifying attached copies of (A) the Organizational Documents of the Acquiror and each Acquiror Subsidiary, (B) the resolutions of the Acquiror Board approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Acquiror signing this Agreement and any other agreement or instrument contemplated hereby to which the Acquiror is a party;

            10.5.3. a Certificate of Good Standing of the Acquiror;

            10.5.4. each of the Transaction Documents to which the Acquiror is a party, duly executed; and

            10.5.5. such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Acquiror pursuant to Section 10.1, (ii) evidencing the performance by the Acquiror of, or the compliance by the Acquiror with, any covenant or obligation required to be performed or complied with by the Acquiror, (iii) evidencing the satisfaction of any condition referred to in this Section 10, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement.

      10.6. No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.

      10.7. No Claim Regarding Stock Ownership or Consideration. There must not have been made or threatened by any Person any claim asserting that such Person
(a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the Shares or any other Equity Security or ownership interest in, the Company, or (b) is entitled to all or any portion of the Transaction Securities.

      10.8. Each officer of Acquiror shall have either resigned or Acquiror shall have caused such officer to be removed, in each case, effective on or prior to the Closing Date.

                                   SECTION XI
                                   TERMINATION

      11.1. Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

            11.1.1. by mutual consent of the Acquiror and the Company;

            11.1.2. by the Acquiror, if any of the conditions in Section 9 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Acquiror to comply with its obligations under this Agreement) and the Acquiror has not waived such condition on or before the Closing Date; or (ii) by the Company, if any of the conditions in Section 10 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Company or any Shareholder to comply with its obligations under this Agreement) and the Company has not waived such condition on or before the Closing Date;

            11.1.3. by the Acquiror or the Company, if the Closing has not occurred other than due to the failure of the Acquiror (in the event the Acquiror seeks to terminate this Agreement) or other than due to the failure of the Company or any Shareholder (in the case the Company seeks to terminate this Agreement) 60 days after the final mailing of the Acquiror Proxy to the stockholders of the Acquiror (or such later date as the parties may agree upon, the "Outside Date");

            11.1.4. by either the Acquiror or the Company, if there shall have been entered a final, nonappealable order or injunction of any Governmental Authority restraining or prohibiting the consummation of the transactions contemplated hereby;

            11.1.5. by the Acquiror, if, prior to the Closing Date, the Company or any Shareholder is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Acquiror claiming such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.5 shall not be available to the Acquiror if the Acquiror is in material breach of this Agreement at the time notice of termination is delivered;

            11.1.6. by the Company, if, prior to the Closing Date, the Acquiror is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Company claiming such breach or, if such breach is not curable within such 10 day period, such longer period of time as is necessary to cure such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.6 shall not be available to the Company if the Company or any Shareholder is in material breach of this Agreement at the time notice of termination is delivered; or

            11.1.7. by the Acquiror, if, prior to the Closing Date, the Acquiror Board approves any merger, liquidation, recapitalization, consolidation or other business combination involving the Acquiror or the Acquiror Subsidiaries or any capital stock or any material portion of the assets of the Acquiror or any Acquiror Subsidiary, or any combination of the foregoing (an "Acquisition Transaction"); provided that a majority of the members of the Acquiror Board have determined in good faith and on reasonable basis, after consultation with outside counsel and advisors, that (i) such Acquisition Transaction is more favorable from a financial point of view to the Acquiror's stockholders than the transactions contemplated by this Agreement and (ii) failure to take such action would constitute a breach of the fiduciary duties of the Acquiror Board under applicable Law.

      11.2. Effect of Termination. Each party's right of termination under
Section 11.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 11.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 5.12, 6.11, 11.2, and 13 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by another party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of another party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                  SECTION XII
                            INDEMNIFICATION; REMEDIES

      12.1. Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing and expire thirty (30) days from the date on which the audited financial statements of the Acquiror for its fiscal year ended December 31, 2004 shall have been filed as part of the Acquiror's Annual Report on Form 10-K, but in no event earlier than April 30, 2005 (the "Survival Period"). The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

      12.2. Indemnification by the Company.

            12.2.1. From and after the Closing until (a) the expiration of the Survival Period, or (b) with respect to a specific claim made by the Acquiror against the Company prior to the expiration of the Survival Period, until a court of competent jurisdiction renders a final unappealable decision (or appeals of a decision are not taken within the time period permitted for filing same) (the "Claims Period"), the Company shall indemnify and hold harmless the Acquiror from and against any liabilities, loss, claims, damages (excluding consequential, punitive and other similar damages), fines, penalties, expenses (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value (collectively, "Damages") arising, directly or indirectly, from or in connection with:

                  (a) any breach of any representation or warranty made by the
            Company in this Agreement or in any certificate delivered by the Company pursuant to this Agreement;

                  (b) any breach by the Company of its covenants or obligations in this Agreement; or

                  (c) any breach by the Acquiror of any covenants or obligations in this Agreement required to be performed by the Acquiror from and after the Closing Date, including, without limitation, the covenants set forth in Sections 8.6 and 8.7.

            12.2.2. The amount of any and all Damages suffered by the Acquiror shall be recovered by the return to the Acquiror of a specified number of Acquiror Shares by the Shareholders (the "Returned Shares"), the amount of which shall be determined in accordance with Section 12.4 below. All Returned Shares shall be retired.

            12.2.3. Any claims of the Acquiror pursuant to this Section 12.2 may be brought on behalf of the Acquiror by those Persons who were stockholders of the Acquiror immediately prior to the Closing.

      12.3. Indemnification by the Acquiror.

            12.3.1. From and after the Closing until the expiration of the Claims Period, the Acquiror shall indemnify and hold harmless the Company and the Shareholders (collectively, the "Company Indemnified Parties"), from and against any Damages arising, directly or indirectly, from or in connection with:

                  (a) any breach of any representation or warranty made by the
            Acquiror in this Agreement or in any certificate delivered by the Acquiror pursuant to this Agreement; or

                  (b) any breach by the Acquiror of any covenant or obligation of the Acquiror in this Agreement required to be performed by the Acquiror on or prior to the Closing Date.

            12.3.2. The amount of any and all Damages suffered by a Company Indemnified Party shall be recovered by the issuance to the Shareholders of a specified number of additional shares of Acquiror Common Stock (the "Additional Shares"), the amount of which shall be determined in accordance with Section
12.5 below.

      12.4. Return of Returned Shares. The number of Returned Shares to be returned by the Shareholders to the Acquiror and retired pursuant to Section
12.2 shall be equal to the aggregate amount of the Damages suffered by the Acquiror, divided by the Market Price of the Acquiror's Common Stock on the date that such amount of Damages is finally determined by arbitration or pursuant to a binding settlement agreement among the stockholders of the Acquiror other than the Shareholders and the Company Indemnified Parties. The Returned Shares shall be returned by each Shareholder on a pro rata basis, as determined by such Shareholder's pro rata share of the Acquiror Shares issuable at Closing as set forth in Exhibit A.

      12.5. Issuance of Additional Shares. The number of Additional Shares to be issued to the Shareholders pursuant to Section 12.3 shall be equal to the aggregate amount of the Damages suffered by the Company Indemnified Parties, divided by the Market Price of the Acquiror's Common Stock on the date that such amount of Damages is determined by arbitration or pursuant to a binding settlement agreement among the stockholders of the Acquiror other than the Shareholders and the Company Indemnified Parties. The Additional Shares shall be issued to each Shareholder on a pro rata basis, as determined by such Shareholder's pro rata share of the Acquiror Shares issuable at Closing as set forth in Exhibit A.

      12.6. Limitations on Amount - the Shareholders. The Acquiror shall not be entitled to indemnification pursuant to Section 12.2, unless and until the aggregate amount of Damages to the Acquiror with respect to such matters under
Section 12.2.1 exceeds $250,000, at which time, subject to the following cap on the maximum number of Returned Shares to be returned to the Acquiror, the Acquiror shall be entitled to indemnification for the total amount of such Damages. The aggregate number of Returned Shares to be returned to the Acquiror shall not exceed 27,482,147 adjusted for any stock split, reverse stock split, stock dividend, reclassification, recapitalization, merger or consolidation or like capital adjustment affecting the Acquiror Common Stock. The Acquiror and the Shareholders agree that 27,482,147 shares of the Acquiror Common Stock issuable to Shareholders pursuant to this Agreement shall be held in escrow pursuant to Section 12.2 for a period of one year following Closing Date, copy of said Escrow Agreement is included herein as Schedule 12.6.

      12.7. Limitations on Amount - the Acquiror. No Company Indemnified Party shall be entitled to indemnification pursuant to Section 12.3, unless and until the aggregate amount of Damages to all Company Indemnified Parties with respect to such matters under Section 12.3.1 exceeds $250,000, at which time, subject to the following cap on the maximum number of Additional Shares issuable, the Company Indemnified Parties shall be entitled to indemnification for the total amount of such Damages. The Shareholders shall not be issued more than 15,782,000 Additional Shares in the aggregate, adjusted for any stock split, reverse stock split, stock dividend, reclassification, recapitalization, merger or consolidation or like capital adjustment affecting the Acquiror Common Stock.

      12.8. Determining Damages. Materiality qualifications to the representations and warranties of the Company and the Acquiror shall not be taken into account in determining the amount of Damages occasioned by a breach of any such representation and warranty for purposes of determining whether the baskets set forth in Sections 12.6 and 12.7 have been met.

      12.9. Breach by Shareholders. Nothing in this Section 12 shall limit the Acquiror's right to pursue any appropriate legal or equitable remedy against any Shareholder with respect to any Damages arising, directly or indirectly, from or in connection with: (a) any breach by such Shareholder of any representation or warranty made by such Shareholder in this Agreement or in any certificate delivered by such Shareholder pursuant to this Agreement or (b) any breach by such Shareholder of its covenants or obligations in this Agreement. All claims of the Acquiror pursuant to this Section 12.9 may be brought on behalf of the Acquiror by those Persons who were stockholders of the Acquiror immediately prior to the Closing.

                                  SECTION XIII
                               GENERAL PROVISIONS

      13.1. Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

      13.2. Public Announcements. The Acquiror shall promptly, but no later than three days following the effective date of this Agreement, issue a press release disclosing the transactions contemplated hereby. Between the date of this Agreement and the Closing Date, the Company and the Acquiror shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reasonable comments of the other party.

      13.3. Confidentiality.

            13.3.1. Each Shareholder, the Company and Acquiror (in such capacity, the "Receiving Parties") shall use the confidential information of each other party (in such capacity, the "Disclosing Parties") solely for the purpose of evaluating and consummating the transactions contemplated hereby, and that such confidential information shall be kept confidential and the Receiving Parties shall not disclose such confidential information of the Disclosing Parties in any manner whatsoever; provided, however, that (i) a Receiving Party may make any disclosure of confidential information to which the Disclosing Party gives its prior written consent, and (ii) the Acquiror may disclose such information as is provided to it in writing for inclusion in the Acquiror Proxy. Without limitation, the Receiving Parties shall maintain the confidential information of the Disclosing Parties in confidence and limit its use to the purposes contemplated by this agreement using at least the same degree of care as it employs in maintaining as secret its own trade secret, proprietary and confidential information, but always at least a reasonable degree of care.

            13.3.2. As used in this Section 13.3, "confidential information" shall be deemed to include all any and all nonpublic information (in whatever form) disclosed, or made available, to the Receiving Party by or on behalf of the Disclosing Party with respect to the Disclosing Party, its Affiliates or its or their respective business, clients or potential clients, including, but not limited to, financial statements and financial information, marketing plans, technology, customer lists, the status of ongoing deals, deal pitches and business forecasts. Notwithstanding the foregoing, the term "confidential information" does not include information which (i) is or becomes generally available to the public other than as a result of a breach of this Agreement,
(ii) was within the possession of the Receiving Party prior to its being furnished to Receiving Party by or on behalf of the Disclosing Party, provided that the source of such information was reasonably believed by the Receiving Party not to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Disclosing Party or any other party with respect to such information or (iii) is or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of their respective representatives, provided that such source was reasonably believed by the Receiving Party not to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Disclosing Party or any other party with respect to such information.

      13.4. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made if: (i) sent by registered or certified mail, return receipt requested, postage prepaid; (ii) hand delivered; or (iii) sent by prepaid overnight carrier, with a record of receipt, in each case to each of the parties at the address(es) set forth for such party below (or at such other address(es) as shall be designated by such party by notice to each other party):

       (i) If to the Company: Phantom Fiber Corporation 144 Front Street, Suite 580 Toronto, Ontario M5J 2L7
                CANADA
                Attn: Jeff Halloran, President

        (ii)    If to Acquiror:
                Pivotal Self-Service Technologies Inc.
                13980 Jane Street
                King City, Ontario  L7B 1A3
                CANADA
                Attention:  John G. Simmonds, Chairman and CEO
                with a copy to:
                Kramer Levin Naftalis & Frankel LLP
                919 Third Avenue
                New York, New York  10022
                USA
                Attention:  Scott S. Rosenblum, Esq.

       (ii) If to any Shareholder, to the address set forth on the counterpart signature page hereto of for such Shareholder.

      13.5. Arbitration. Any dispute or controversy under this Agreement shall be settled exclusively by arbitration in the City of New York, County of New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitration award in any court having jurisdiction.

      13.6. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

      13.7. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

      13.8. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including the letter of intent between the Acquiror and the Company, dated February 4, 2004) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

      13.9. Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. Except as set forth in [Section 8.6 and Section 12.3,] nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

      13.10. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      13.11. Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

      13.12. Governing Law. This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

      13.13. Shareholder Representative.

            13.13.1. The Acquiror shall be entitled to deal exclusively with Jeff Halloran (the "Shareholder Representative") as the sole and exclusive representative and agent of all of the Shareholders in respect of all matters arising under or pertaining to this Agreement, unless and until the Acquiror receives notice to the contrary as provided in Section 13.13.2 below. Without limiting the foregoing, (a) any amounts payable under this Agreement by the Acquiror to any Shareholder may be paid to the Shareholder Representative for the account of such Shareholder; (b) any notice, communication, demand, claim, action or proceeding required or permitted hereunder may be delivered by the Acquiror to, or brought by the Acquiror against, the Shareholder Representative in its capacity as agent and representative of the Shareholders with the same effect, and which shall be binding to the same degree, as if delivered to, or brought against, the Shareholder individually; (c) any settlement or other agreement of the Acquiror with the Shareholder in its capacity as agent and representative of the Shareholders in respect of all matters arising under or pertaining to this Agreement shall have the same effect, and be binding upon, the Shareholders to the same degree as if made with the Shareholders individually; and (d) except as provided in Section 13.13.2, the Acquiror shall not be required to recognize or respond to, and shall not be bound by, any notice, communication, demand, claim, action or proceeding delivered to or brought against the Acquiror by any Shareholder in respect of all matters arising under or pertaining to this Agreement except through the Shareholder Representative in its capacity as agent and representative of the Shareholders.

            13.13.2. The Shareholders by notice in writing to the Acquiror signed by all the Shareholders or their legal representative may designate another single Person to act as representative and agent of the Shareholders as provided in Section 13.13.1 above.

      13.14. Termination of Shareholder Agreement. The Shareholders and the Company hereby agree that the Shareholder Agreement a copy of which is included herein as Schedule 13.14 shall terminate and be of no further force and effect immediately prior to the Closing.

      13.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                           COUNTERPART SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

                                       ACQUIROR:

                                       PIVOTAL SELF-SERVICE TECHNOLOGIES INC.


                                       By:______________________________________
                                          Name:
                                          Title:



                                       COMPANY:

                                       PHANTOM FIBER CORPORATION


                                       By:______________________________________
                                          Name:
                                          Title:

                           COUNTERPART SIGNATURE PAGE
                    (FOR ISSUANCES PURSUANT TO REGULATION S)

      IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

                                       BY SIGNING BELOW, I REPRESENT THAT I AM
                                       NOT A U.S. PERSON.

                                       [ENTITY]

                                       By:  ____________________________
                                            Name:
                                            Title:

OFFSHORE DELIVERY INSTRUCTIONS:
------------------------------


------------------------------------------
  PRINT EXACT NAME IN WHICH YOU WANT
  THE SECURITIES TO BE REGISTERED

Attn:    ____________________________________

Address: ____________________________________

         ____________________________________

         ____________________________________

Phone No.  __________________________________

Facsimile No. _______________________________

                           COUNTERPART SIGNATURE PAGE

                    (FOR ISSUANCES PURSUANT TO SECTION 4(2))

      IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

                                       BY SIGNING BELOW, I REPRESENT THAT I AM
                                       NOT A U.S. PERSON.

                                       [ENTITY]


                                       By: ____________________________
                                           Name:
                                           Title:

Circle the category under which you are an "accredited investor" pursuant to Exhibit B:

1        2        3        4        5       6        7        8


------------------------------------------
   PRINT EXACT NAME IN WHICH YOU WANT
      THE SECURITIES TO BE REGISTERED

Attn: ____________________________________

Address: _________________________________

         _________________________________

         _________________________________

Phone No. ________________________________

Facsimile No. ____________________________

                                    EXHIBIT A

                         SHARES, COMPANY DEBENTURES AND
                         ACQUIROR SHARES TO BE EXCHANGED


Total Shares to be delivered by the Shareholders to Acquiror:                                              24,983,770

Total Company Debentures to be delivered by the Shareholders to Acquiror (in Canadian Dollars               1,200,000
principal amount):

Total Acquiror Shares to be delivered by the Acquiror to the Shareholders:                                167,410,735

Total Warrants to be delivered by the Acquiror to the Shareholders:                                        15,000,000


                                      NUMBER OF NUMBER OF
                                        SHARES OWNED OR           SHARES          PERCENTAGE OF
                                         ISSUABLE UPON        ISSUABLE UPON        TOTAL SHARES
                                         CONVERSION OF        CONVERSION OF          OWNED ON        PRO RATA SHARE
     NAME AND ADDRESS OF EACH              PREFERRED             COMPANY           AS-CONVERTED        OF ACQUIROR         SHARE OF
            SHAREHOLDER                   SHARES OWNED          DEBENTURES            BASIS              SHARES            WARRANTS
------------------------------------    -----------------     ---------------     ---------------    ---------------- -- -----------

                                    EXHIBIT B

                       DEFINITION OF "ACCREDITED INVESTOR"

The term "accredited investor" means:

(1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in
      Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(3) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(4)   A director or executive officer of the Acquiror.

(5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

(6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(7) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

(8) An entity in which all of the equity owners are accredited investors. (If this alternative is relied upon, the Shareholder must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

                                    EXHIBIT C

                           DEFINITION OF "U.S. PERSON"

(1)   "U.S. person" (as defined in Regulation S) means:

      (i)   Any natural person resident in the United States;

      (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

      (iii) Any estate of which any executor or administrator is a U.S. person;

      (iv)  Any trust of which any trustee is a U.S. person;

      (v)   Any agency or branch of a foreign entity located in the United
            States;

      (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

      (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

      (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(2) Notwithstanding paragraph (1) above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

(3) Notwithstanding paragraph (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

      (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

      (ii)  The estate is governed by foreign law.

(4) Notwithstanding paragraph (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

(5) Notwithstanding paragraph (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(6) Notwithstanding paragraph (1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

      (i)   The agency or branch operates for valid business reasons; and

      (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

                                    EXHIBIT D

                       ACCREDITED INVESTOR REPRESENTATIONS

Each Shareholder indicating that it is an Accredited Investor, severally and not jointly, further represents and warrants to the Acquiror as follows:

1. Such Shareholder qualifies as an Accredited Investor on the basis set forth on its signature page to this Agreement.

2. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

3. Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Shares.

4. Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

5. Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

6. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

7. Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

8. Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

9. Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not with a view to distribution or resale to others.

10. Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

11. Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

12. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.3.1.

13. Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

14. Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

15. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.

                                    EXHIBIT E

                         NON-U.S. PERSON REPRESENTATIONS

Each Shareholder indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Acquiror as follows:

1. At the time of (a) the offer by the Acquiror and (b) the acceptance of the offer by such Shareholder, of the Acquiror Shares, such Shareholder was outside the United States.

2. No offer to acquire the Acquiror Shares or otherwise to participate in the transactions contemplated by this Agreement was made to such Shareholder or its representatives inside the United States.

3. Such Shareholder is not purchasing the Acquiror Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

4. Such Shareholder will make all subsequent offers and sales of the Acquiror Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or
      (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Acquiror Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the "Distribution Compliance Period"), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

5. Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

6. Such Shareholder has no present plan or intention to sell the Acquiror Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Acquiror Shares and is not acting as a Distributor of such securities.

7. Neither such Shareholder, its Affiliates nor any Person acting on such Shareholder's behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Acquiror Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

8. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.3.2.

9. Such Shareholder is not acquiring the Acquiror Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

10. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

11. Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Shares.

12. Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

13. Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

14. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

15. Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

16. Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

17. Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

18. Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

19. Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

20. Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

21. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.